UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

SCHEDULE 14A

____________________

(Rule 14a-101)

 INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-12

Solitron Devices, Inc.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

SOLITRON DEVICES, INC.
c/o Continental Proxy Services
1 State Street, New York NY 10004

SOLITRON DEVICES, INC.

901 Sansburys Way
West Palm Beach, FL 33411

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be held on
January 13, 2023

*Shareholders are cordially invited to attend the Annual Meeting and vote in person. At the meeting, you will need to request a ballot to vote your shares.

Dear Shareholder,

The 2022 Annual Meeting of Shareholders of Solitron Devices, Inc. will be held at Solitron Devices, 901 Sansburys Way, West Palm Beach, FL 33411, on Friday, January 13, 2023, at 9:00 AM (local time).

Proposals to be considered at the Annual Meeting:

(1) To consider and act upon a proposal to elect to the Company's Board of Directors Charles M. Gillman nominated by the Board of Directors;

(2) To consider and act upon a proposal to ratify the appointment of MaloneBailey LLP as the Company's independent registered public accounting firm for the 2023 fiscal year, ending February 28, 2023;

(3) To consider and act upon, by a non-binding advisory vote, a resolution to approve the compensation of our named executive officers; and

(4) To address such other matters as may properly come before the 2022 Annual Meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote "FOR" the nominees under Proposal 1, and "FOR" Proposals 2, 3 and 4.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

Vote Your Proxy on the Internet:

Go to http://www.cstproxyvote.com
Have your notice available when you access the above website. Follow the prompts to vote your shares.

CONTROL NUMBER

The Proxy Materials are available for review at:
https://www.cstproxy.com/solitrondevices/2023

SOLITRON DEVICES, INC.

901 Sansburys Way
West Palm Beach, FL 33411

Important Notice Regarding the Availability of Proxy Materials For the 2022 Annual Meeting of Shareholders to be Held On January 13, 2023

The following Proxy Materials are available to you to review at:
https://www.cstproxy.com/solitrondevices/2023

- the Company's Annual Report for the year ended February 28, 2022;
- the Company's 2022 Proxy Statement;
- the Proxy Card; and
- any amendments to the foregoing materials that are required to be furnished to shareholders.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before January 3, 2023 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-266-6791, or

By logging on to https://www.cstproxy.com/solitrondevices/2023 or

By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.